California First Leasing Corporation

Interim Report to Shareholders

Third Quart0er and Nine Months Ended March 31, 2024

California First Leasing Corporation, (OTCQX: CFNB, “Company”), headquartered in Newport Beach, California, is an internally managed non-diversified closed-end investment company registered under the Investment Company Act of 1940, as amended. The Company retains its lease business while using equity and other investments to maximize current income and generate capital appreciation.

This interim report for the quarter and nine months ended March 31, 2024, prepared by management without audit, provides an update to the annual report for the fiscal year ended June 30, 2023. Accordingly, it does not contain all the information required to meet annual or semiannual disclosure obligations and should be reviewed in conjunction with the annual report filed with the Securities and Exchange Commission and available on the Company’s website at https://www.calfirstlease.com/investor/. The Company’s quarterly and year-to-date earnings and net asset value per share can fluctuate widely due to including gains and losses on equity securities that are determined based on stock prices on the last day of a fiscal quarter.

Selected Financial Data

(in thousands, except per share data)	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2024	2023	2024	2023
Dividend income and interest income	$1,299	$1,763	$4,149	$4,243
Net realized (loss) on securities	(1,335)	(46)	(1,591)	(2,076)
Net unrealized gain on securities	27,881	3,380	39,881	6,241
Investment income	27,845	5,097	42,439	8,408
Lease income	623	1,751	1,835	4,024
Operating expenses	678	781	2,054	2,139
Income taxes	8,125	1,348	12,020	2,190
Net income	19,665	4,719	30,200	8,103

Net asset value per share, beginning of period	$23.99	$21.22	$22.61	$20.60
Net income	2.11	0.49	3.17	0.81
Dividends paid	-	-	-	-
Net gain on share repurchase	-	-	0.32	0.30
Net Asset Value per share, end of period	$26.10	$21.71	$26.10	$21.71

Weighted common shares outstanding	9,309	9,703	9,533	10,057
Common shares outstanding, end of period	9,309	9,703	9,309	9,703

	March 31,		At June 30,
Balance Sheet Data	2024	2023	2023
Cash and cash equivalents	$31,411	$45,453	$43,065
Equity securities	214,752	149,569	163,653
Lease and loan assets	13,983	20,388	20,152
Total assets	260,600	216,330	227,438
Shareholders' equity	$243,014	$210,621	$219,380

Equity Investment Portfolio

The investment in equity securities at March 31, 2024 and fiscal year end June 30, 2023 is summarized in four industry groups below.

(in thousands)		Unrealized
	Cost Basis	Gains	(Losses)	FMV
as of March 31, 2024
Commercial / Industrial	$88,589	$53,901	$(368)	$142,122
Consumer	25,684	2,240	(4,390)	23,534
Financial	22,492	7,175	(158)	29,509
Healthcare	14,983	4,913	(309)	19,587
	$151,748	$68,229	$(5,225)	$214,752

as of June 30, 2023
Commercial / Industrial	$80,292	$25,935	$(5,532)	$100,695
Consumer	28,781	2,621	(4,403)	26,999
Financial	16,476	2,234	(1,057)	17,653
Healthcare	14,983	3,323	-	18,306
	$140,532	$34,113	$(10,992)	$163,653

5000 Birch Street, Suite 500, Newport Beach, California 92660

Phone: 800-496-4640    949-255-0500    www.calfirstlease.com

California First Leasing Corporation	Interim Report as of March 31, 2024

SCHEDULE OF INVESTMENTS
Industry-- Percent of Net Assets	Company	Shares	Market Value
Auto & Truck Dealerships-- 1.21%	Lithia Mtrs Inc	9,779	$2,942,110
Auto Parts-- 1.41%	Allison Transmission	42,290	3,432,256
Banks - Diversified-- 4.73%	Wells Fargo & Co	106,400	6,166,944
	JP Morgan Chase & Co	4,380	877,314
	Bank of America Corporation	117,500	4,455,600
			11,499,858
Capital Markets-- 3.99%	Goldman Sachs	23,200	9,690,408
Credit Services-- 1.58%	Credit Acceptance Corporation (1)	1,220	672,891
	PayPal Holdings Inc (1)	47,100	3,155,229
			3,828,120
Drug Manufacturers-- 2.96%	Bristol Myers Squibb	132,800	7,201,744
Entertainment-- 0.66%	Netflix.com Inc. (1)	2,650	1,609,425
Footwear & Accessories-- 1.47%	On Holding AG (1)	101,100	3,576,918
Healthcare Plans-- 5.10%	Cigna Corp New	30,710	11,153,565
	United Health Group	2,489	1,231,308
			12,384,873
Insurance - Diversified-- 0.58%	Berkshire Hathaway Inc (1)	3,364	1,414,629
Insurance - Reinsurance-- 1.27%	Everest Group LTD	7,740	3,076,650
Internet Content & Info-- 10.33%	Alphabet Inc. (1)	105,100	15,862,743
	Match Group Inc (1)	68,500	2,485,180
	Meta Platforms Inc	13,907	6,752,961
			25,100,884
Internet Retail-- 0.15%	Alibaba Grp Hldg	4,900	354,564
Oil & Gas E & P-- 3.42%	Ovintiv Inc.	159,925	8,300,108
Oil & Gas Equip & Services-- 2.91%	Schlumberger LTD	129,000	7,070,490
Oil & Gas Integrated-- 7.69%	Exxon Mobil	160,800	18,691,392
Scientific & Technical Instruments-- 0.75%	Sensata Technologies	49,350	1,813,119
Semiconductor Equip & Materials-- 9.54%	Applied Materials	102,000	21,035,460
	Teradyne Incorporated	19,000	2,143,770
			23,179,230
Semiconductors-- 15.95%	Advanced Micro Devices Inc. (1)	37,100	6,696,179
	Marvell Technology Inc	123,000	8,718,240
	Micron Technology Inc	81,300	9,584,457
	Qualcomm Inc	58,650	9,929,445
	Taiwan Semiconductor Co	28,250	3,843,413
			38,771,734
Specialty Business Services-- 1.96%	Global Payments Inc.	35,650	4,764,979
Specialty Chemicals-- 2.58%	Dupont De Nemours	53,940	4,135,580
	Intl Flavors & Fragrance	24,750	2,128,253
			6,263,832
Steel-- 2.24%	Cleveland-Cliffs Inc. (1)	239,000	5,434,860
Telecom Services-- 4.51%	Charter Communications Inc (1)	12,640	3,673,563
	Verizon Communications	173,750	7,290,550
			10,964,113
Thermal Coal-- 0.73%	Consol. Energy Inc	21,300	1,784,088
Tobacco-- 0.66%	British American Tobacco	52,500	1,601,250
Total-Equity Securities-- 88.37%			$214,751,634
Bank Deposit-- 0.11%	Liberty Bank, N.A.		$276,234
U.S. Treasuries-- 1.81%	U.S. Treasury Bill (5.33%)*		4,397,442
Money Market Mutual Funds-- 10.88%	JP Morgan Prim MMkt (5.39%)**		11,051,743
	State Street Inst Liquid Rsrvs (5.41%)**		14,712,757
	Goldman FSQ Money Market (5.23%)**		682,433
Total Short-term Investments-- 12.81%			$31,120,609
Total Investments-- 101.18%			$245,872,242
Net Assets at March 31, 2024			$243,013,723
(1) Non-income producing security
* Weighted average yield to maturity for bill maturing on 4/04/24
** Rate is the annualized seven-day yield of the fund at period end.